VIATAR

The Cancer Dialysis Company™



# Initial Public Offering
# May 2016



# Disclaimer

This presentation has been prepared by Viatar CTC Solutions Inc. ("Viatar"). This Presentation is being provided by Viatar to parties (Recipients) for use by Recipients in evaluating and determining whether to proceed with a further investigation of a prospective investment in Viatar (Prospective Investment). This Presentation is not a prospectus, any other form of disclosure document or product disclosure statement within the meaning of the Corporations Act 2001 or an offer to subscribe for shares and it has not been lodged with the Australian Securities and Investments Commission.

This Presentation is provided to Recipients on the basis that they are persons to whom an invitation or offer of shares would not require disclosure under section 708 of the Corporations Act 2001. No financial product advice is provided in the document related to the issue of shares in Viatar and nothing in the document should be taken to constitute a recommendation or statement of opinion that is intended to influence a person or persons in making a decision to invest in shares in Viatar.

This Presentation does not purport to contain all of the information that may be required to evaluate all of the factors that would be relevant to a Recipient determining whether to enter into the Prospective Investment, including but not limited to the Recipient's objectives, financial situation or needs. Each Recipient should make, and will be taken to have made, its own investigation and analysis of the information in this Presentation and other matters that may be relevant to it in considering whether to proceed with the Prospective Investment and an independent assessment of the merits of pursuing the Prospective Investment. Independent expert advice (including from a Recipient's accountant, investment bank, lawyer or other professional adviser) should be sought before making a decision to proceed with the Prospective Investment or to make further investigations into the Prospective Investment.

To the maximum extent permitted by law, no representation, warranty or undertaking, express or implied, is made and, to the maximum extent permitted by law no responsibility or liability is accepted by Viatar or their directors, employees, agents, advisers and consultants (Representatives) as to the adequacy, accuracy, completeness or reasonableness of this Presentation or any other written or oral communication, transmitted or made available to any Recipient. To the maximum extent permitted by law, no responsibility for any errors or omissions from this Presentation whether arising out of negligence or otherwise is accepted by Viatar or their Representatives. Viatar and their Representatives have no liability for any costs incurred by a Recipient in relation to any Prospective Investment.

The share and other information contained in this Presentation has been prepared as of May 23, 2016 and assumes USD to AUS exchange price of $1.37. The delivery of this Presentation after that date does not imply, and should not be relied on as a representation or warranty that there has been no change since that date in the affairs or financial condition of Viatar or that the information contained in this Presentation remains correct at, or at any time after, that date.

# Investment Highlights

- **Large market** with demographically favorable growth drivers
- **Proprietary technology** for removing over 90% of a cancer patient's lethal Circulating Tumor Cells (CTCs)
- **Pilot clinical trial** results in Q1 2017; regulatory approval and commercialization in Europe and Canada Q2 2017, followed by FDA and China
- **Strong management team** highly experienced in commercializing medical devices
- **Favorable competitive landscape:** No medical device alternative, while drug therapies have side effects and are 10x more expensive
- **US$21 million in funding to date** from founder, family and 100 high net worth investors
- **ASX listing broadens stakeholder base** to support global play with uplift to Nasdaq by late-2016

# Management Team



**Ilan Reich**
**Founder, Chairman and CEO**

Founded Viatar in 2008; over 15 years of CEO experience in medical device and life science companies. From 2001-2007: CEO of SpectruMedix; advisor to RainDance Technologies, Warburg Pincus, Gabelli Capital. From 1997-2001: Inamed Corporation (implants for plastic surgery, aesthetics and obesity which was later acquired by Allergan for $3.5 billion)--roles included outside counsel, Director, President and Co-CEO. Earlier in his career Mr. Reich was a corporate and securities lawyer at Wachtell Lipton Rosen & Katz.



**Stephen Keaney**
**VP Research & Development**

Joined Viatar in 2012 with over 25 years engineering, product development and regulatory experience in bringing medical devices from the design stage to market at C.R. Bard, Boston Scientific, Volcano Corporation.



**Michael Patz**
**VP Clinical & Regulatory**

Joined Viatar in 2015 with over 20 years clinical trial and regulatory experience with medical device companies GI Dynamics, Conmed, Johnson & Johnson Lifescan.

# Board of Directors

**David Boral**

Extensive capital markets and investment banking experience. Currently Managing Director, Business Development of Aeon Fund, a family of investment vehicles which provide access to alternative investment products. Previously Vice President of Fantex Holdings, and Costa Equity, a boutique brokerage firm.

**Jack Stover**

Over 30 years of senior executive and board experience in medical device and pharmaceutical companies, including Interpace Diagnostics Group, Onconova Therapeutics Inc., Cernostics, Antares Pharma Inc. and B. Braun Medical Inc. Previously a partner at PricewaterhouseCoopers. Mr. Stover is joining the Board as of July 1, 2016.

**Thomas Gallo**

Senior Managing Director, Strategic Advisory Group at Newbridge Securities, which provides strategic, capital markets and financial advice to micro-cap public and private companies. Previously co-founder of Moneta Capital Advisors, President of Kirlin Securities, Inc., and Chairman, President & CEO of M.S. Farrell; all registered broker-dealers.

**David S. Tierney, MD**

CEO of Icon Bioscience, Inc. Previously President and COO of Oceana Therapeutics, Inc. (sold to Salix Pharmaceuticals, Ltd.) and Valera Pharmaceuticals, Inc. (acquired by Indevus Pharmaceuticals, Inc.); and senior management positions overseeing drug development at Biovail Technologies Inc. and Elan Corporation. Medical degree from Royal College of Surgeons in Dublin and trained in internal medicine.

# The Business

# Global Addressable Market

| Cancer Type | 5 Year Survival Rate |
|---|---|
| Prostate | 28% |
| Breast | 22% |
| Colon | 11% |
| Liver | 2% |
| Lung | 1% |

- Cancer is an expensive, major public health problem: eight million deaths worldwide annually
  - 44,000 in Australia with $4.5 billion spent on cancer each year
  - 4.3 million new cases in China
- Metastatic cancer is a fatal condition with very low five year survival rates
- Over 90% of cancer deaths are due to metastatic tumors

# Circulating Tumor Cells


Metastatic Colonization
Primary Tumor
Stromal Reaction
Invasion
Extravasation
Dormancy and/or Progression

- Millions of CTCs detach daily from a solid tumor and enter the bloodstream
- CTCs contain DNA from the tumor and promote growth of distant tumors (metastasis)
- Since 2004 the FDA recognizes that the *number of CTCs in the blood* predicts survival

# Animal Efficacy Studies





- **Georgia Tech (2011):** found 32% longer survival rate and 11x slower progression of CTCs in mice with ovarian cancer after one treatment that removed CTCs
- **MIT (2014):** found no metastasis if connection between CTCs, platelets, and/or white blood cells is disrupted
- **University of Michigan (2015)**: 28 days of CTC collection decreased metastatic cells in mices' lungs by 88% and liver by 75%
- **Cornell University (2016)**: eliminated CTCs using platelet-impersonating killer particles; showed 40x reduction in metastatic growth

# Human Efficacy Studies


1,0
0,8
0,6
0,4
0,2
0,0
Survival probability
p=0,003
<5 CTC
>=5 CTC
C.
0
10
20
30
Overall survival in month

Kaplan-Meier survival curve for triple negative breast cancer

- CTCs are now used as a biomarker in over 400 clinical trials
- Over 24 studies *correlate lower CTC levels with increased survival*
- Successful treatment is defined as a durable reduction in the number of CTCs to the "safe zone"
- Breast cancer (left): 5 CTCs in a 10 cc blood test marks the difference between terminal disease and 80% survival
- A drop in CTCs after Viatar treatment from 15 to 3 would predict significantly improved survival

# Two Patient Scenarios from Viatar's Therapy


CTC Level
18
16
14
12
10
8
6
4
2
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Weeks of Treatment

- CTC level fluctuates up and down between baseline and "safe zone"
- After treatment the CTC level rises
- ***Indicates that cancer can be treated as a chronic disease***, like dialysis, with periodic weekly treatments


CTC Level
16
14
12
10
8
6
4
2
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16

- CTC level steadily declines from baseline to "safe zone"
- After treatment the CTC level remains unchanged
- ***Indicates that therapy had a durable outcome due to activation of immune system***
- Follow-up in 6-12 months; new therapy cycle if CTC level has risen

# The Technology

# Viatar's Engineering Innovation


DEAD END FILTRATION

- Viatar's technology adapts cross-flow filtration to allow for compatibility with cancer patients' blood: no clogging
- It takes advantage of CTCs being larger and less deformable than normal blood cells
- Viatar's filter safely passes 5 billion blood cells per second
- Filter contains 160 million precise, uniform pores


CROSSFLOW FILTRATION
Blood from Patient
Captured CTCs
Normal Blood Cells
Returned to Patient


A, cross-section
10.0 µm
3000 X

# System Components

**CTC Filter**

Laser machined polymer with 160 million pores

56 mL/min flow rate

Sterile, single use

**Blood Tubing Set**

Connects to patient via a central venous access

Tubing, ports, drip chambers

Sterile, single use

**Console**

Pumps, pressure and level sensors, bubble detectors

Software: controls priming, operation, purge

Safety features: embedded


VIATAR

# Intellectual Property

| Invention Year | Filed | Title | Jurisdiction | Features | Status |
|---|---|---|---|---|---|
| 2010 | March 2011 | Methods, Systems, and Devices For Separating Tumor Cells | European Community | The 2010 family discloses features important to the practical functioning of a filter that is capable of selecting CTCs while permitting the return of blood that is uninjured and has greater immune activity against the targeted cancer type | Published |
| 2010 | January 2014 | Methods, Systems, and Devices For Separating Tumor Cells | US | | Published |
| 2013 | August 2014 | Extracorporeal Fluidic Device For Collecting Circulating Tumor Cells and Methods of Use Thereof | US | The 2013 family introduces the use of a crossflow filter configuration in a system with recirculation channel to return retentate back to the crossflow filter | Published |
| 2015 | March 2016 | Systems, Methods and Devices for Removing Circulating Tumor Cells From Blood | PCT | The 2015 family introduces the solution of a cylindrical crossflow filter for higher throughput and long-term operation | Pending |

# Recent Accomplishments

- Dana-Farber (Boston) using Viatar filters for microRNA profiling in melanoma patients
- Memorial Sloan-Kettering (New York) using Viatar filters to extract pancreatic cancer cells in order to grow 3D cultured mini-tumors for personalized drug testing
- Joint collaboration with major universities in Germany and Netherlands to analyze recovered CTCs for pan-European diagnostic system
- 25 engineers working on manufacturing and regulatory compliance for 2017 launch
- Dr. Robert Amato, chief of oncology at Memorial Hermann (Houston), joined Viatar's clinical trial team

# Growth Strategy

# Company Goals

- Build a multi-billion dollar global cancer therapy franchise, based on three key markets

| Key Markets | Regulatory Plan | Status |
|---|---|---|
| Europe | CE Mark | Q2 2017 |
| United States | PMA | 2019 |
| China | China FDA | Seeking collaboration partner, based on experiences in 2015-16 negotiating with two investment groups |

- Become a very efficient, low-cost business with 30%+ operating margin

- Expand the base of eligible patients by adding new indications for use, such as earlier, prophylactic treatment (Stage III and tumor resection surgery)

# Value Proposition Pillars

- **Intellectual Property** – Protection provided by key patents (20 years)
- **Regulatory Barrier to Entry** – Medical device regulations do not allow generics
- **Supply Chain Capability** – Low-cost, automated production and assembly, implemented with 21$^{st}$ century customer service logistics
- **Favorable Reimbursement Strategy** – Priced well below cost-benefit threshold of US$60K for each year of life
- **Rational Clinical Study Designs** – Key opinion leaders' assistance in targeting expanded indications for use and adoption by reimbursement agencies

# Commercial Strategy

- Leverage the global opportunity with European market entry initially
- Build partnerships in selected geographies
  - Control the supply chain
  - Actively manage the designs and decisions for commercialization
- Pursue business & clinical development initiatives of both internal and external origin
  - China initiatives
  - Collaborations with big pharma in diagnostic applications
- Seek to provide the greatest opportunity for ROA for Viatar and ROI for our shareholders
- Management track record: Inamed grew from US$25M to US$500M market cap in 4 years

# Timeline & Balance Sheet

# Catalysts Next 12 Months

| Catalyst | Indicative Timing |
|---|---|
| Ongoing engineering and regulatory compliance | 1H 2016 |
| Install customized production & inspection equipment | 1H 2016 |
| Conduct pilot human study for therapeutic device | 2H 2016 |
| Complete technical file for CE Mark approval | 2H 2016 |
| Begin commercialization in Europe & Canada using direct sales force and distributors | 2H 2017 |
| Conduct US early feasibility clinical study; set timetable with FDA for regulatory approval | 2017 |

# Balance Sheet Highlights

| US Dollars | March 31, 2016 |
|---|---|
| **Assets** | |
| Cash and Equivalents | 3,755,926 |
| Total Assets | 4,328,558 |
| **Liabilities** | |
| Accounts payable & accrued expenses | 244,783 |
| Accrued income tax liability | 791,686 |
| Total Current Liabilities | 1,036,469 |
| Convertible Note, Net | 2,140,918 |
| Total Liabilities | 3,177,387 |
| **Stockholder's Equity** | |
| Paid-in Capital | 24,763,114 |
| Shareholder's Equity | 1,161,565 |

# Offer Details

# Offer Details

- Viatar will raise A$13.7 -17.8 million via the issue of 20.0 – 26.0 million CDIs at A$0.69 per CDI
- Each CDI (A$0.69) is equivalent to 1/5th of a Share (A$3.43)
- Indicative market cap immediately following the Offer on a fully diluted basis of between A$95 million - A$99 million (fully subscribed)
- Proceeds from the raising to be used to fund R&D, clinical and regulatory, sales & marketing, and general working capital expenses
- Post-raising Shares on issue of between 27.7 million (equivalent to 138 million CDIs) and 29 million (equivalent to 144 million CDIs) (fully subscribed)

# Capital Structure

| | As of May 23, 2016 | Minimum Offer Shares | Minimum Offer CDI Equivalent | Minimum Offer % | Maximum Offer Shares | Maximum Offer CDI Equivalent | Maximum Offer % |
|---|---|---|---|---|---|---|---|
| Shares held by existing holders | 19,635,426 | 19,635,426 | 98,177,130 | 71% | 19,635,426 | 98,177,130 | 68% |
| Issuable under Warrants and Convertible Notes | 2,075,962 | 2,075,962 | 10,379,810 | 8% | 2,075,962 | 10,379,810 | 7% |
| Shares to be issued under the Offer | | 4,000,000 | 20,000,000 | 14% | 5,200,000 | 26,000,000 | 18% |
| Warrants to be issued as advisory fee under the Offer | | 260,000 | 1,300,000 | 1% | 338,000 | 1,690,000 | 1% |
| Series B Preferred Stock | 1,707,676 | 1,707,676 | 8,538,380 | 6% | 1,707,676 | 8,538,380 | 6% |
| **Total** | **23,419,064** | **27,679,064** | **138,395,320** | **100%** | **28,957,064** | **144,785,320** | **100%** |

| **Market capitalisation of Shares at the Offer Price** | | | |
|---|---|---|---|
| US Dollars | 58,547,660 | 69,197,660 | 72,392,660 |
| Australian Dollars | 80,210,294 | 94,800,794 | 99,177,944 |

# Proposed Use of Funds

| | AUD$13,700,000<br>Minimum Subscription | AUD$17,810,000<br>Maximum Subscription |
|---|---|---|
| Research & Development | 9,158,355 | 10,117,355 |
| Clinical & Regulatory | 1,900,190 | 3,044,580 |
| General & Administrative | 1,031,610 | 1,031,610 |
| Sales & Marketing | 834,330 | 834,330 |
| Interest Expense (3-yr. Convertible Note) | 189,060 | 189,060 |
| Cost of the Offer | 1,730,310 | 2,168,710 |
| Cash (Provided By) Operations | (1,818,264) | (1,818,264) |
| Working Capital | 674,409 | 2,242,619 |
| **Total** | **13,700,000** | **17,810,000** |

# Indicative Timetable

| Event | Date |
| --- | --- |
| Date Prospectus Lodged with ASIC | 1 June 2016 |
| Opening Date | 9 June 2016 |
| Closing Date (at 5:00 PM Sydney time) | 23 June 2016 |
| Expected Allotment Date for the CDIs | 28 June 2016 |
| Dispatch of Holding Statements | 3 July 2016 |
| Commencement of trading on a normal settlement basis on the ASX | 6 July 2016 |

# Industry Comparables

| Company | Ticker | Market Cap | Location | Play | CE Mark | FDA | Share Price | Industry |
|---|---|---|---|---|---|---|---|---|
| AirXpanders | ASX: AXP | $237M | Palo Alto, CA USA | Reconstructive medical device for people who have undergone a mastectomy | 2012 | In progress | $1.12 | In US, 300,000 new diagnoses of female breast cancer each year |
| Nemaura Medical | OTCBB: NRMD | $369M | United Kingdom | Patch for diabetic regulation; icloud app; personal medical technology | 15-Mar-16 | October 2015: filed application for FDA pre-submission program | $1.80 | 380M diabetics; prediabetes is 3X this number |
| Cytosorbents | NASDAQ: CTSO | $102M | New Jersey, office in Berlin | Blood purification; prevent/mitigate multiple organ failure | 2011 | Mid 2016: hoping for FDA approval for potential pivotal trial | $4.01 | Critical care: $80-90B industry a year |
| NXStage | NASDAQ: NXTM | $962M | Lawrence, MA USA | To transform renal care through simpler, more portable methods | 2008 | System One™ recently cleared for (501)k by FDA | $15.01 | $1.6B market opportunity |
| Fresenius (Renal Solutions) | NYSE: FSM | $27B | Mislons Point, NSW AUS | Dialysate purification and regeneration | 2007 | Recently cleared for (501)k by FDA | $43.57 | 2 million dialysis patients worldwide |

P

VIATAR

# Contact Information

**Ilan Reich, Founder & CEO**
**Viatar CTC Solutions Inc.**

*116 John Street, Suite 10*
*Lowell, MA 01852 USA* *www.viatarctcsolutions.com*

*Phone* + 1 (646) 732 2057
*Email* ilan.reich@viatarctcsolutions.com

**Angus Mackenzie**
**Phillip Capital & Co.**

*Level 14, 52 Phillip Street*
*Sydney NSW 2000 Australia*

*Phone* + 61 411 262 345
*Email* mcmbgroup@gmail.com